Power of Attorney  The undersigned hereby constitutes and appoints Jonathan D. Weinberg, General  Counsel and Secretary, and any duly appointed Secretary of Evolent Health, Inc.  (the “Company”) as the undersigned’s true and lawful attorney‐in‐fact to:  (1) execute for and on behalf of the undersigned, in the undersigned’s capacity as  an officer and/or director of the Company, Form ID ‐ Uniform Application for Access Codes to File on EDGAR, Forms 3, 4 and 5 and any other forms required to be filed  in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and Forms 144 in accordance with  Rule 144 under the Securities Act of1933, as amended (the “Securities Act”); (2) seek or obtain, as the undersigned’s representative and on the undersigned’s  behalf,information on transactions in the Company’s securities from any third  party, including brokers, employee benefit plan administrators and trustees, and  the undersigned hereby authorizes any such person to release any such information  to any attorney‐in‐fact and further approves and ratifies any such release of  information; (3) do and perform any and all acts for, and on behalf of, the undersigned which  may be necessary or desirable to complete and execute any such Form 3, 4 or 5, or  Forms 144, and any amendments thereto, or other required report and to timely file  such form with the U.S. Securities and Exchange Commission (“SEC”) and any stock  exchange or similar authority as considered necessary or advisable under Section  16(a) of the Exchange Act or Rule 144 of the Securities Act; (4) obtain credentials (including codes or passwords) to enable the undersigned to  submit and file documents, forms and information required by Section 16(a) of the  Exchange Act or any rule or regulation of the SEC via the Electronic Data Gathering and Retrieval (“EDGAR”) system, including (i) preparing, executing in the  undersigned’s name and on the undersigned’s behalf, and submitting to the SEC a  Form ID (and any amendments thereto) or any other documents necessary or  appropriate to obtain such credentials and legally binding the undersigned for  purpose of the Form ID or such other documents; and (ii)enrolling the undersigned  in EDGAR Next or any successor filing system; (5) act as an account administrator for the undersigned’s EDGAR account, including: (i) appointing, removing and replacing account administrators, technical  administrators, account users, and delegated entities; (ii) maintaining the  security of undersigned’s EDGAR account, including modification of access codes;  (iii) maintaining, modifying and certifying the accuracy of information on the  undersigned’s EDGAR account dashboard; and (iv) taking any other actions  contemplated by Rule 10 of Regulation S‐T; (6) cause the Company to accept a delegation of authority from the undersigned’s  EDGAR account administrators and authorize the Company’s EDGAR account  administrators pursuant to that delegated entity designation to appoint, remove or  replace users for the undersigned’s EDGAR account; and

(7) take any other action of any type whatsoever in connection with the foregoing  which, in the opinion of such attorney‐in‐fact, may be of benefit to, in the best  interest of, or legally required by, the undersigned, it being understood that the  documents executed by such attorney‐in‐fact on behalf of the undersigned pursuant  to this Power of Attorney shall be in such form and shall contain such terms and  conditions as such attorney‐in‐fact may approve in such attorney‐in‐fact’s  discretion. The undersigned hereby grants to such attorney‐in‐fact full power and authority to  do and perform any and every act and thing whatsoever requisite, necessary, or  proper to be done in the exercise of any of the rights and powers herein granted,  as fully to all intents and purposes as the undersigned might or could do if  personally present, with full power of substitution and resubstitution or  revocation, hereby ratifying and confirming all the acts such attorneys‐in‐fact  shall lawfully do or cause to be done by virtue of this power of attorney and the  rights and powers herein granted.     The undersigned acknowledges that (a) the foregoing attorneys‐in‐fact are serving  in such capacity at the request of the undersigned; (b) this Power of Attorney  authorizes, but does not require, each such attorney‐in‐fact to act in his or her  discretion on information provided to such attorney‐in‐fact without independent  verification of such information; (c) any documents prepared and/or executed by any attorney‐in‐fact on behalf of the undersigned pursuant to this Power of Attorney  shall be in such form and shall contain such information and disclosure as such  attorney‐in‐fact, in his or her sole discretion, deems necessary or advisable; (d)  neither the Company nor any attorney‐in‐fact assumes (i) any liabilities for the  undersigned’s responsibility to comply with the requirements of the Exchange Act or the Securities Act, (ii) any liability of the undersigned for any failure to comply with such requirements or (iii) any obligation or liability of the undersigned for  profit disgorgement under Section 16(b) of the Exchange Act; and (e) this Power of  Attorney does not relieve the undersigned from responsibility for compliance with  the undersigned’s obligations under the Exchange Act or the Securities Act,  including, without limitation, the reporting requirements under Section 16 of the  Exchange Act.  This Power of Attorney shall remain in full force and effect until the undersigned  is no longer required to file any forms pursuant to Section 16(a) of the Exchange  Act and the rules thereunder, with respect to the undersigned’s holdings of, and  transactions in, securities issued by the Company, unless earlier revoked as to any attorney‐in‐fact by the undersigned in a signed writing delivered to the foregoing  attorney‐in‐fact.    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be  executed as of this 5th day of June 2025.  /s/ Shawn M. Guertin  ____________________________________  Name:  Shawn M. Guertin  Title:  Director